MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

(the “Trust”)

Supplement dated February 27, 2026

to the Prospectuses dated April 30, 2025, as supplemented

For all existing and prospective shareholders of Matthews China Discovery Active ETF (MCHS) and Matthews China Small Companies Fund – Investor Class Shares (MCSMX) and Institutional Class Shares (MICHX)

Important Notice about Name and Strategy Change

Existing and prospective shareholders of the Matthews China Discovery Active ETF and Matthews China Small Companies Fund (each, a “Fund” and together, the “Funds”) should know that there are important changes proposed for the Funds, as follows:

(1)	The names of the Funds will be changed as follows:

Current Fund Name	New Fund Name
Matthews China Discovery Active ETF	Matthews China Innovators Active ETF
Matthews China Small Companies Fund	Matthews China Innovators Fund

(2)	The principal investment strategies of each Fund will be revised to be consistent with its new name, including the manner in which the Fund is required to invest its assets; and

(3)

Shareholders of the Matthews China Small Companies Fund will be asked to approve a change in the Fund’s diversification status from “diversified” to “non-diversified.” This change is not proposed for the Matthews China Discovery Active ETF because that Fund is already classified as non-diversified.

Under normal circumstances, each of the Matthews China Innovators Active ETF and Matthews China Innovators Fund will seek to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China that Matthews International Capital Management, LLC, the investment adviser to the Funds (“Matthews”), believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. China includes its administrative and other districts, such as Hong Kong. It is important to note that there are no universally agreed upon objective standards for assessing innovators. Innovative companies can be both old and new companies and can exist in any industries, old and new. Companies perceived as innovators in one industry might not be perceived as innovators in another industry. For these reasons, Matthews applies the term innovators broadly and flexibly, using its judgment, and its interpretation may evolve over time.

In addition, while the Funds currently focus their investments on Smaller Companies (as defined in the Prospectuses), each of the Matthews China Innovators Active ETF and Matthews China Innovators Fund will invest in companies of any size. Therefore, each Fund’s portfolio will no longer be focused on Smaller Companies but will invest in all types of companies across the capitalization spectrum.

Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. Each Fund will seek to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.

Each Fund expects to focus its investments in the common and preferred stocks of companies in science-related and technology-related sectors, which Matthews considers to be the following, among others: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products. The implementation of the principal investment strategies of the Funds may result in a significant portion of a Fund’s assets being invested from time to time in one or more additional sectors, but the Funds may invest in companies in any sector. The implementation of the Funds’ principal investment strategies may also result in high portfolio turnover rates.

In connection with these changes, the Funds’ benchmark indexes will change from the MSCI China Index and MSCI China Small Cap Index to the MSCI China All Shares Index. The MSCI China All Shares Index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China and captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips (issued by entities owned by national or local governments in China), P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

Each Fund’s investment objective to seek long-term capital appreciation is not affected by these changes.

The changes to each Fund’s name and principal investment strategies described above will take effect on or about April 30, 2026, subject to review and effectiveness of an amendment to the registration statement for Matthews International Funds with respect to the Funds. The description of the changes provided above is subject to change.

Proposed Change in Diversification Status of Matthews China Small Companies Fund

At a meeting held on February 25-26, 2026, Matthews proposed, and the Board of Trustees of the Trust (the “Board”) approved, a proposal (the “Proposal”) to reclassify Matthews China Small Companies Fund from “diversified” to “non-diversified” status under the Investment Company Act of 1940, as amended (the “1940 Act”), subject to approval by shareholders of the Fund at a special meeting of shareholders expected to be held in the second quarter of 2026.

Generally, a non-diversified fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. To the extent portfolio securities are repositioned in connection with the change in classification from a diversified to a non-diversified fund, shareholders of the Fund will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities. These transactions may also generate taxable gains for shareholders.

After careful consideration, the Board determined that the reclassification of the Fund as non-diversified would be in the best interest of the Fund and its shareholders. Matthews proposed this change because at times, implementing the Fund’s desired investment program has been a challenge due to requirements to maintain the Fund’s diversified status. The Fund’s portfolio management team believes that due to the diversification requirements of the 1940 Act, the Fund is unable to achieve its desired weightings in certain securities that the portfolio managers believe may offer the greatest return potential. Matthews believes that changing the Fund’s classification from diversified to non-diversified will allow the portfolio management team to take more meaningful positions in certain high-conviction names that the team believes to be most attractive and that may provide better returns over the long term.

Shareholders will receive proxy materials related to that special meeting with more detailed information together with any recommendation from the Board and the reasons for any recommendation. If approved by shareholders of the Fund, it is anticipated that the Proposal will be effective upon notification to shareholders through appropriate revisions to the Fund’s Prospectus and Statement of Additional Information. No assurance can be given that shareholder approval will occur.

Please retain this Notice and Supplement with your records.

ST112